UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2021

TORTOISE ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39508	98-1550630
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6363 College Boulevard Overland Park, KS	66211
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	SNPR.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	SNPR	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SNPR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Legal Proceeding Regarding the Business Combination with Volta

As previously announced, on February 7, 2021, Tortoise Acquisition Corp. II, a Cayman Islands exempted company (“TortoiseCorp”), SNPR Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of TortoiseCorp (“First Merger Sub”), SNPR Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of TortoiseCorp (“Second Merger Sub” and, together with First Merger Sub, the “Merger Subs”), and Volta Industries, Inc., a Delaware corporation (“Volta”), entered into a business combination agreement and plan of reorganization (the “Business Combination Agreement”), pursuant to which First Merger Sub will merge with and into Volta (the “First Merger”), with Volta surviving the First Merger as a wholly owned subsidiary of TortoiseCorp (the “Surviving Corporation”), and the Surviving Corporation will subsequently merge with and into Second Merger Sub (the “Second Merger,” together with the First Merger, the “Mergers,” and together with the other transactions related thereto, the “Proposed Transactions”), with Second Merger Sub surviving the Second Merger as a wholly owned subsidiary of TortoiseCorp. On May 17, 2021, TortoiseCorp filed a registration statement on Form S-4 (File No. 333-256173) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Proposed Transactions. On August 2, 2021, the Registration Statement was declared effective by the SEC and TortoiseCorp filed a definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) for the solicitation of proxies in connection with the extraordinary general meeting to be held on August 25, 2021 to consider and vote on, among other proposals, a proposal to approve the Business Combination Agreement and the Proposed Transactions.

Following the initial filing of the Registration Statement, a purported shareholder of TortoiseCorp has filed a complaint against TortoiseCorp and the board of directors of TortoiseCorp in the Supreme Court of the State of New York in the County of New York, captioned as Wing Law v. Tortoise Acquisition Corp. II et al, No. 653651/2021 (Sup. Ct. N.Y. City) (the “Wing Action”). The complaint generally alleges, among other things, that the Registration Statement fails to disclose material information about the Proposed Transactions. In addition, four demand letters making substantially similar allegations have been sent to TortoiseCorp on behalf of purported shareholders, Kevin Carlow, Shannon Hatten, Jeffrey D. Justice II and Dany Paquin, respectively.

In order to moot what TortoiseCorp considers to be unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its shareholders, TortoiseCorp has determined to voluntarily supplement the Registration Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, TortoiseCorp specifically denies all allegations in the foregoing complaint and demand letters, including without limitation that any additional disclosure was or is required. As a result of the supplemental disclosures set forth herein, the purported shareholders have decided that their claims have been mooted and the Wing Action will be dismissed with prejudice.

SUPPLEMENT TO THE REGISTRATION STATEMENT

TortoiseCorp is providing additional information regarding the Registration Statement to its shareholders. These disclosures should be read in connection with the Registration Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Registration Statement, the information set forth herein shall supersede or supplement the information in the Registration Statement. Defined terms used but not defined herein have the meanings set forth in the Registration Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, TortoiseCorp makes the following amended and supplemental disclosures (with additional language in bold and underlined text below):

The disclosure in the second paragraph on page 153 of the Proxy Statement/Prospectus is hereby supplemented by amending and restating the paragraph to read as follows:

The factors considered by the TortoiseCorp Board included, but were not limited to, the following:

●	Market Opportunity. The TortoiseCorp Board noted the increasing demand for and adoption of EVs, as well as the significant decline in the projected battery cost curve. The TortoiseCorp Board determined that Volta has an opportunity to capitalize on the burgeoning EV charging station market.

●	Volta’s Commerce-Driven Business Model. The TortoiseCorp Board considered Volta’s commerce-driven business model. Volta’s charging network is the only network designed to increase traffic to and user spending at site partners.

●	Volta’s Strong Customer Demand. The TortoiseCorp Board considered the national real estate footprint and portfolio of long-term contracts that Volta has with leading grocery store chains and real estate investment trusts including Giant Food, Albertsons Companies, Kroger and Brookfield Properties.

●	Volta’s Revenue Diversity and Unit Economics. The TortoiseCorp Board considered Volta’s multiple revenue streams and the expectation that Volta’s charging stations will grow in value as its network scales due to the impact of network effects.

●	Volta’s Scale and Market Share. The TortoiseCorp Board noted that Volta has a proprietary data-driven planning tool, PredictEVTM that utilizes machine-learning to predict the current and future need for charging services, which allows Volta to maximize the efficiency and impact of new locations for its charging network.

●	Financial Condition. The TortoiseCorp Board considered factors such as Volta’s outlook, development and financial plan, as well as valuations and trading of publicly traded companies and valuations of precedent combinations and combination targets in similar and adjacent sectors. The TortoiseCorp Board also considered the fact that after consummation of the Business Combination (and assuming no redemptions), Volta would have enough cash on hand to fund the planned expansion of its charging infrastructure through 2025. The TortoiseCorp Board also took into account the fact that Volta had closed the Volta Series D Financing in December 2020, in which it raised approximately $98 million of capital through the issuance of shares of Volta Series D Preferred Stock and converted $31.2 million of outstanding indebtedness into shares of Volta Series D-1 Preferred Stock, to enable Volta to continue its growth plans during the pendency of the Business Combination. However, the TortoiseCorp Board did not consider as a material factor in its evaluation of the Business Combination (i) the price of $7.38 at which Volta issued the Volta Series D Preferred Stock to the investors in the Volta Series D Financing, which was based on a valuation of Volta as a private company that was negotiated between Volta and such preferred stock investors and prior to TortoiseCorp and Volta entering into a letter of intent regarding the Business Combination on January 7, 2021, or (ii) the price of $3.77 at which convertible promissory notes of Volta of approximately $31.2 million (in unpaid principal and accrued interest) were converted on December 23, 2020 into shares of Volta Series D-1 Preferred Stock, which outstanding indebtedness was automatically converted into shares of Volta Series D-1 Preferred Stock (on account of Volta closing the sale of shares of Series D Preferred Stock) pursuant to a discounted conversion price and other terms and conditions set forth in promissory notes issued by Volta beginning in the first quarter of 2020 and ending in the fourth quarter of 2020 and prior to TortoiseCorp and Volta entering into a letter of intent regarding the Business Combination on January 7, 2021.

●	Operating History and Management Team. The TortoiseCorp Board considered the fact that Volta has a ten-year operating history, which has enabled it to build a strong management team that is expected to remain with the post-combination company and continue to seek to execute Volta’s strategy.

●	Terms of the Business Combination Agreement. The TortoiseCorp Board reviewed the financial and other terms of the Business Combination Agreement and determined that they were the product of arm’s-length negotiations among the parties.

●	Independent Director Role. TortoiseCorp’s independent directors, Sidney Tassin, Karin McKinnell Leidel and Juan Jose Daboub, were all present at each meeting of the TortoiseCorp Board held to consider or approve the Business Combination with Volta, and all took an active role in guiding TortoiseCorp management as TortoiseCorp evaluated and negotiated the proposed terms of the Business Combination. Following an active and detailed evaluation, the TortoiseCorp Board’s independent directors unanimously approved, as members of the TortoiseCorp Board, the Business Combination Agreement and the Business Combination.

●	Attractive Valuation. In assessing the Business Combination, the TortoiseCorp Board reviewed a discounted future enterprise value analysis. This analysis applied 7.6x and 10.7x multiples—which were calculated based on a comparison to publicly available information concerning the ranges of enterprise value to revenue multiples of the Comparable Companies, as discussed in greater detail below—to the post-combination company’s projected 2025 total revenue of $826 million for the fiscal year ending December 31, 2025 in the projections provided by TortoiseCorp management to the TortoiseCorp Board. This analysis calculates a future enterprise value range of $6.3 billion to $8.8 billion for the post-combination company. Applying a 20% annual discount rate for four annual periods to this future enterprise value range results in an enterprise value range of $3.0 billion to $4.3 billion for the post-combination company, representing a midpoint premium of approximately 60% as compared to the $1.4 billion enterprise value implied by the Business Combination. The TortoiseCorp Board also reviewed and considered valuations of the Comparable Companies based on publicly available information as discussed in greater detail below. The TortoiseCorp Board believed that these metrics, when compared to similar metrics based on the enterprise value of the post-combination company, supported its belief that the Business Combination presented an attractive business combination opportunity that is in the best interests of TortoiseCorp’s shareholders.

The disclosure on page 155 of the Proxy Statement/Prospectus is hereby supplemented by adding the following after the first paragraph:

The TortoiseCorp Board analyzed the Comparable Companies to assess the value that the public markets would likely ascribe to Volta. Although none of the Comparable Companies reviewed in this analysis were directly comparable to Volta, the Comparable Companies have businesses or business models, growth rates and margins similar to those of Volta, have large total addressable markets and are being propelled by trends in the EV or Environmental, Social and Governance arena similar to those supporting Volta.

The TortoiseCorp Board reviewed the relative financial benchmarking of the Comparable Companies on both a projected enterprise value divided by revenue basis and projected enterprise value divided by EBITDA basis, as set forth in the table below. These estimates were based on publicly available consensus research analysts’ estimates and other publicly available information, all as of February 3, 2021.

			Comparable Companies
			Comparable EV Charging Companies										Comparable Clean Energy Technology Companies
($ in billions)(1)	Volta		ChargePoint		EVBox		EVgo		Blink		Tesla		Enphase		SolarEdge		Array
Enterprise Value (EV)	$1.4		$13.3		$4.2		$5.1		$2.2		$804.0		$25.3		$15.8		$5.4

EV/’21E Revenue	30.1	x	67.1	x	28.7	x	256.4	x	196.1	x	16.5	x	20.1	x	9.0	x	5.5	x
EV/’22E Revenue	10.1	x	38.4	x	15.3	x	95.0	x	107.9	x	12.2	x	15.2	x	7.2	x	4.7	x
EV/’23E Revenue	5.1	x	22.1	x	9.2	x	30.9	x	NA		9.9	x	11.7	x	5.7	x	4.2	x
EV/’24E Revenue	2.9	x	13.5	x	NA		15.7	x	NA		8.5	x	11.0	x	6.2	x	3.2	x
EV/’25E Revenue	1.7	x	9.3	x	NA		8.6	x	NA		7.3	x	NA		NA		NA

EV/’21E EBITDA	NM		NM		NM		NM		NA		88.7	x	77.6	x	49.6	x	31.6	x
EV/’22E EBITDA	NM		NM		NM		NM		NA		63.9	x	56.5	x	36.4	x	27.1	x
EV/’23E EBITDA	43.5	x	NM		NM		NM		NA		47.7	x	45.5	x	27.3	x	24.2	x
EV/’24E EBITDA	13.0	x	154.4	x	NA		85.5	x	NA		45.4	x	37.8	x	NA		18.9	x
EV/’25E EBITDA	5.6	x	74.6	x	NA		26.6	x	NA		36.3	x	NA		NA		NA

(1)	Multiples reflect approximate values as of February 3, 2021.

Among its considerations in determining whether to recommend the Business Combination to TortoiseCorp shareholders, the TortoiseCorp Board compared the EV/Revenue and EV/EBITDA multiples observed in these analyses to EV/Revenue and EV/EBITDA multiples of the post-combination company, assuming an enterprise value for the post-combination company of $1.4 billion as implied by the Business Combination and utilizing 2023, 2024 and 2025 revenue and EBITDA projections. The TortoiseCorp Board concluded that the multiples of the Comparable EV Charging Companies discussed above compared favorably to the post-combination company’s multiples for 2023, 2024 and 2025, which are periods in which the post-combination company is expected to be in a generally similar stage of its growth cycle to the Comparable EV Charging Companies in the periods for which their multiples are analyzed above.

The disclosure in the third full paragraph on page 149 of the Proxy Statement/Prospectus is hereby supplemented by amending and restating the paragraph to read as follows:

On January 19, 2021, TortoiseCorp engaged Goldman Sachs and Barclays as Placement Agents and Barclays as TortoiseCorp’s sole financial advisor. On that same day, representatives of the Placement Agents began to wall cross targeted investors that may have an interest in discussing, on a confidential basis, participation in the Private Placement Financing. Neither Goldman Sachs nor Barclays were engaged to render, and did not render, a fairness opinion with respect to the Transactions. Pursuant to the engagement letter with Goldman Sachs and Barclays, TortoiseCorp will pay an aggregate fee of 3% (or $9.0 million) of the gross proceeds received from the Private Placement Financing to Goldman Sachs and Barclays. TortoiseCorp also engaged Barclays under such engagement letter to act as its financial advisor and capital markets advisor in connection with the Business Combination, and TortoiseCorp will pay a fee of $3.0 million to Barclays for such services, subject to the consummation of the Business Combination. Goldman Sachs and Barclays will also receive an aggregate of approximately $12.1 million as payment for deferred underwriting commissions conditioned upon the closing of the Business Combination in connection with their service as joint book-running managers for the Initial Public Offering, subject to TortoiseCorp’s right to allocate up to 25% of such deferred underwriting commission to Goldman Sachs, Barclays or to such third-party members of FINRA who assisted TortoiseCorp in identifying or consummating the Business Combination. TortoiseCorp previously paid Goldman Sachs and Barclays an aggregate of $6.9 million in underwriting discounts and commissions at the closing of the Initial Public Offering in connection with their service as joint book-running managers for the Initial Public Offering. With the exception of such underwriting services and the fees paid in connection therewith, Goldman Sachs and Barclays and their respective affiliates did not provide any other services to TortoiseCorp for which Goldman Sachs or Barclays received a fee during the two-year period prior to the date of the announcement of the Transactions.

The disclosure in the fifth full paragraph on page 150 of the Proxy Statement/Prospectus is hereby supplemented by amending and restating the paragraph to read as follows:

On February 1, 2021, Mr. Wendel sent to TortoiseCorp a proposal for an omnibus incentive compensation plan to be adopted by the combined company, setting out customary terms and conditions for incentive compensation awards of stock options, stock appreciation rights, restricted stock or units or other equity rights to the officers, directors, employees and other eligible plan participants in the amount of up to ten percent of the fully diluted capital of the combined company at Closing. On that same day, the Placement Agents reported to TortoiseCorp and Volta on the current indications of interest from potential investors in the Private Placement Financing. At no time during the parties’ negotiations with respect to the proposed transaction did representatives of TortoiseCorp and Volta engage in discussions regarding post-transaction employment of any Volta employees.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding the Proposed Transactions, TortoiseCorp’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, TortoiseCorp and Volta disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. TortoiseCorp cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either TortoiseCorp or Volta. In addition, TortoiseCorp cautions you that the forward-looking statements contained in this Current Report on Form 8-K are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TortoiseCorp or Volta; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of TortoiseCorp, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts TortoiseCorp’s or Volta’s current plans and operations; (v) Volta’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Volta to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Volta may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and financial results of TortoiseCorp and Volta can be found in TortoiseCorp’s periodic filings with the SEC, including TortoiseCorp’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 filed with the SEC on May 6, 2021 and Quarterly Report on Form 10-Q for the three months ended March 31, 2021 filed with the SEC on May 19, 2021, as well as TortoiseCorp’s Proxy Statement/Prospectus filed with the SEC on August 2, 2021. TortoiseCorp’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information and Where to Find It

In connection with the Proposed Transactions, TortoiseCorp has filed the Proxy Statement/Prospectus with the SEC and distributed it to TortoiseCorp shareholders in connection with TortoiseCorp’s solicitation of proxies for the vote by the TortoiseCorp shareholders with respect to the Proposed Transactions and other matters as described in the Registration Statement. TortoiseCorp shareholders and other interested parties are urged to read the Proxy Statement/Prospectus, including, among other things, the reasons for TortoiseCorp’s Board of Directors’ unanimous recommendation that shareholders vote “FOR” the business combination and the other proposals set forth therein as well as the background of the process that led to the Proposed Transactions.

Participants in the Solicitation

TortoiseCorp and its directors and officers may be deemed participants in the solicitation of proxies of TortoiseCorp shareholders in connection with the Proposed Transactions. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of TortoiseCorp’s executive officers and directors in the solicitation by reading TortoiseCorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended, and the Proxy Statement/Prospectus and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of TortoiseCorp’s participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, are set forth in the Proxy Statement/Prospectus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 18, 2021

TORTOISE ACQUISITION CORP. II

By:	/s/ Vincent T. Cubbage
Name: Vincent T. Cubbage
Title: Chief Executive Officer and President